Exhibit 10.2

EXECUTION VERSION

This AMENDMENT NO. 6, dated as of March 17, 2016 (this “Amendment”), among OCI BEAUMONT LLC, a Texas limited liability company (the “Borrower”), OCI USA INC., a Delaware corporation (“Holdings”), OCI PARTNERS LP, a Delaware limited partnership (the “MLP”) and BANK OF AMERICA, N.A., as administrative agent (in such capacity, together with its successors, the “Administrative Agent”) for the Lenders (as defined below), amends that certain Term Loan Credit Agreement dated as of August 20, 2013 (as amended by Amendment No. 1, dated as of November 27, 2013, Amendment No. 2 and Waiver, dated as of April 4, 2014, Amendment No. 3, dated as of June 13, 2014, Amendment No. 4, dated as of March 12, 2015, that Incremental Term Loan Commitment Agreement, dated as of July 2, 2015 and Amendment No. 5 and Waiver, dated as of October 16, 2015 and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), entered into among the Borrower, Holdings, the MLP, the institutions from time to time party thereto as Lenders (the “Lenders”), the Administrative Agent and the other agents and arrangers named therein. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, pursuant to Section 13.12(a) of the Credit Agreement, the Credit Agreement and any other Credit Document may be amended, supplemented or modified with the consent of the Credit Parties and the Required Lenders;

WHEREAS, the Credit Parties, the Administrative Agent and each of the Lenders signatory hereto (each such Lender, a “Consenting Lender”) desire to the amend the Credit Agreement on the terms set forth herein;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendments to the Credit Agreement. Effective as of the Amendment No. 6 Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

(a) The first sentence of the definition of “Applicable Margin” is hereby amended and restated in its entirety as follows:

“Applicable Margin” shall mean a percentage per annum equal to, in the case of Term B-3 Loans maintained as (a) Base Rate Term Loans, 5.75% and (b) LIBO Rate Term Loans, 6.75%.

(b) The following definitions are added in alphabetical order to Section 1.01 thereof:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution

Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Write-Down and Conversion Powers” means with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(c) The following is added as Section 8.21:

“SECTION 8.21 EEA Financial Institutions. None of the Credit Parties is an EEA Financial Institution.”

(d) Section 10.11(a) is hereby amended and restated in its entirety as follows:

(a) The Borrower will not permit the Consolidated Senior Secured Net Leverage Ratio on the last day of any fiscal quarter in the table below to exceed the ratio set forth opposite such period in the table below:

Fiscal Quarter	Maximum Consolidated Senior Secured Net Leverage Ratio
June 30, 2016	4.25:1.00
September 30, 2016	4.75:1.00
December 31, 2016	5.00:1.00
March 31, 2017	5.00:1.00
June 30, 2017 and each fiscal quarter ending thereafter	1.75:1.00

(e) Section 10.11(b) is hereby amended and restated in its entirety as follows:

(b) The Borrower will not permit the Consolidated Interest Coverage Ratio on the last day of any fiscal quarter in the table below to be less than the ratio set forth opposite such period in the table below:

Fiscal Quarter	Minimum Consolidated Interest Coverage Ratio
June 30, 2016	3.00:1.00
September 30, 2016	2.50:1.00
December 31, 2016	2.50:1.00
March 31, 2017	2.50:1.00
June 30, 2017 and each fiscal quarter ending thereafter	5.00:1.00

(f) The following is added as Section 13.24:

“SECTION 13.24 Acknowledgement and Consent to Bail-In of EEA Financial Institutions.

Notwithstanding anything to the contrary in any Credit Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under any Credit Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an EEA Financial Institution; and

(b) the effects of any Bail-in Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Credit Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the first date (such date being referred to as the “Amendment No. 6 Effective Date”, which date is March 17, 2016) when each of the following conditions shall have been satisfied:

(a) The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered by (i) the Borrower, (ii) Holdings, (iii) the MLP, (iv) Consenting Lenders constituting the Required Lenders and (v) the Administrative Agent.

(b) The Administrative Agent shall have received, on behalf of itself and the Lenders, an opinion from Latham & Watkins LLP, special New York counsel to the Credit Parties, dated as of the Amendment No. 6 Effective Date and addressed to the Administrative Agent and each of the Lenders, in form and substance reasonably satisfactory to the Administrative Agent.

(c) The Administrative Agent shall have received (i) certificates of good standing (to the extent such concept exists) from the applicable secretary of state of the state of organization of each Credit Party, certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Credit Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and (ii) a certificate, dated as of the Amendment No. 6 Effective Date, signed by a Responsible Officer of the Borrower, confirming satisfaction of the conditions set forth in Sections 2(e) and (g) of this Amendment.

(d) The Administrative Agent shall have received from the Borrower a consent fee payable for the account of each Consenting Lender, in an amount equal to 0.25% of the aggregate principal amount of Term Loans held by such Consenting Lender as of the Amendment No. 6 Effective Date.

(e) The representations and warranties of the Borrower and each other Credit Party contained in Section 8 of the Credit Agreement (as amended hereby) or any other Credit Document shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the Amendment No. 6 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date.

(f) Payment by the Borrower of all reasonable fees and expenses due to the Administrative Agent, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including the legal fees and expenses of Cahill Gordon & Reindel LLP, counsel to the Administrative Agent).

(g) After giving effect to this Amendment, no Default or Event of Default exists, or would result from the effectiveness of this Amendment.

(h) With respect to any parcel of improved Mortgaged Property, a completed “Life-of-Loan” Federal Emergency Management Agency standard flood hazard determination (together with a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower and each applicable Credit Party) together with a copy of, or certificate as to coverage under, and a declaration page relating to, the insurance policies required by Section 9.03 of the Credit Agreement (including, without limitation, flood insurance policies) and the applicable provisions of the Security Documents, each of which (i) shall be endorsed or otherwise amended to include a “standard” or “New York” lender’s loss payee or mortgagee endorsement (as applicable), (ii) shall name the Collateral Agent, on behalf of the Guaranteed Creditors, as additional insured, (iii) in the case of flood insurance, shall (a) identify the address of each property located in a special flood hazard zone, (b) indicate the applicable flood zone designation, the flood insurance coverage for buildings and contents and the deductible relating thereto and (c) provide that the insurer will give the Collateral Agent 45 days’ written notice of cancellation or non-renewal if permitted by applicable law and (iv) shall be otherwise in form and substance satisfactory to the Administrative Agent.

SECTION 3. Post-Closing Actions. Within 30 days after the Amendment No. 6 Effective Date (or such later date as the Administrative Agent may agree in its sole discretion), the Borrower will take, or shall cause the applicable Credit Party to take any actions deemed reasonably advisable by the Administrative Agent or Collateral Agent due to this Amendment to preserve or continue the perfection and priority of liens and security interests granted under the Mortgage to the Collateral Agent for the benefit of the Guaranteed Creditors securing the Obligations, including without limitation mortgage amendments, opinions of counsel and title endorsements, to the extent available.

SECTION 4. Representations and Warranties. On and as of the Amendment No. 6 Effective Date, after giving effect to this Amendment, each Credit Party represents and warrants as follows:

(a) Each Credit Party (i) is a duly organized and validly existing corporation, partnership, or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its organization, (ii) has the corporate or limited liability company power and authority, as the case may be, to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is, to the extent such concepts are applicable under the laws of the relevant jurisdiction, duly qualified and is authorized to do business and is in good standing in each jurisdiction where the ownership, leasing or operation of its property or the conduct of its business requires such qualifications except for failures to be so qualified which, individually and in the aggregate, have not had, and would not reasonably be expected to have, a Material Adverse Effect.

(b) Each Credit Party has the corporate, partnership or limited liability company power and authority, as the case may be, to execute, deliver and perform the terms and provisions of this Amendment and has taken all necessary corporate, partnership or limited liability company action, as the case may be, to authorize the execution, delivery and performance by it of this Amendment. Each Credit Party has duly executed and delivered this Amendment, and this Amendment constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

(c) Neither the execution, delivery or performance by any Credit Party of this Amendment, nor compliance by it with the terms and provisions thereof, (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the property or assets of any Credit Party pursuant to the terms of, any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, in each case to which any Credit Party is a party or by which it or any of its property or assets is bound or to which it may be subject (except, in the case of preceding clauses (i) and (ii), other than in the case of any contravention, breach, default and/or conflict, that would not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect) or (iii) will violate any provision of the certificate or articles of incorporation, certificate of formation, limited liability company agreement or by-laws (or equivalent organizational documents), as applicable, of any Credit Party or any of its respective Subsidiaries.

(d) The execution, delivery, performance or effectiveness of this Amendment will not (i) impair the validity, effectiveness or priority of the Liens granted pursuant to any Credit Document, and such Liens continue unimpaired with the same priority to secure repayment of all of the applicable Obligations, whether heretofore or hereafter incurred, or (ii) require that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

SECTION 5. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. As of the Amendment No. 6 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Credit Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. This Amendment shall constitute a Credit Document.

SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

SECTION 7. Acknowledgement and Affirmation. Each Credit Party party hereto hereby expressly acknowledges, (i) all of its obligations under the Holdings and MLP Guaranty, the Subsidiaries Guaranty, the Security Agreement and the other Security Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (ii) its grant of security interests pursuant to the Security Agreement and the other Security Documents are reaffirmed and remain in full force and effect after giving effect to this Amendment, (iii) the Obligations include, among other things and without limitation, the due and punctual payment of the principal of, interest on, and premium (if any) on, the Term Loans and (iv) except as expressly set forth herein, the execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or Lenders, constitute a waiver of any provision of any of the Credit Documents or serve to effect a novation of the Obligations.

SECTION 8. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL, EXCEPT AS OTHERWISE PROVIDED IN THE CREDIT AGREEMENT OR THE SECURITY DOCUMENTS, BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

SECTION 9. Headings Descriptive. The headings of the several Sections and subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

OCI BEAUMONT LLC

By:	/s/ Frank Bakker
	Name:	Frank Bakker
	Title:	President

OCI USA INC.

By:
	Name:	Kevin Struve
	Title:	President and Secretary

OCI PARTNERS LP

By:	OCI GP LLC, as its General Partner

By:	/s/ Frank Bakker
	Name:	Frank Bakker
	Title:	President and Chief Executive Officer

[OCI – Term Loan Credit Facility Amendment No. 6]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

OCI BEAUMONT LLC

By:
	Name:	Frank Bakker
	Title:	President

OCI USA INC.

By:	/s/ Kevin Struve
	Name:	Kevin Struve
	Title:	President and Secretary

OCI PARTNERS LP

By:	OCI GP LLC, as its General Partner

By:
	Name:	Frank Bakker
	Title:	President and Chief Executive Officer

[OCI – Term Loan Credit Facility Amendment No. 6]

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Patrick Devitt
	Name:	Patrick Devitt
	Title:	Vice President

Term Loan Amendment No. 6 – Signature Page

BANK OF AMERICA, N.A.,
as Lender

By:	/s/ Jane Lee
	Name:	Jane Lee
	Title:	Director

Term Loan Amendment No. 6 – Signature Page

Catamaran CLO 2015-1 Ltd.		,
as a Lender (type name of legal entity)

By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
	Title:	Authorized Signatory

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

AMMC CLO 15, LIMITED		,
as a Lender (type name of legal entity)

BY: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
	Title:	Senior Vice President

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

AMMC CLO 16, LIMITED		,
as a Lender (type name of legal entity)

By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
	Title:	Senior Vice President

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

AMMC CLO 17, LIMITED		,
as a Lender (type name of legal entity)

By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
	Title:	Senior Vice President

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

AMMC CLO IX, LIMITED		,
as a Lender (type name of legal entity)

By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
	Title:	Senior Vice President

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

AMMC CLO XI, LIMITED		,
as a Lender (type name of legal entity)

By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
	Title:	Senior Vice President

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

AMMC CLO XIII, LIMITED		,
as a Lender (type name of legal entity)

By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
	Title:	Senior Vice President

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

JFIN CLO 2013 LTD.,
as a Lender

By Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Stephen Goetschius
	Name:	Stephen Goetschius
	Title:	Managing Director

JFIN CLO 2014 LTD., as a Lender

By Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Stephen Goetschius
	Name:	Stephen Goetschius
	Title:	Managing Director

JFIN CLO 2015 LTD., as a Lender

By Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Stephen Goetschius
	Name:	Stephen Goetschius
	Title:	Managing Director

JFIN CLO 2015-II LTD., as a Lender

By Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Stephen Goetschius
	Name:	Stephen Goetschius
	Title:	Managing Director

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Jonathan M. Barnes
	Name:	Jonathan M. Barnes
	Title:	Vice President

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

IDEO		,
as a Lender (type name of legal entity)

By:	/s/ Mobasharul Islam
	Name:	Mobasharul Islam
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
	Title:	Authorized Signatory

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

LAKE PLACID FUNDING		,
as a Lender (type name of legal entity)

By:	/s/ Mobasharul Islam
	Name:	Mobasharul Islam
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
	Title:	Authorized Signatory

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Battalion CLO IX Ltd.		,
as a Lender (type name of legal entity)

By: Brigade Capital Management, LP as Collateral Manager

By:	/s/ James Keogh
	Name:	James Keogh
	Title:	Operations Manager

If a second signature is necessary:

By:
Name:
	Title:	Operations Manager

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Battalion CLO VIII Ltd.		,
as a Lender (type name of legal entity)

By: BRIGADE CAPITAL MANAGEMENT, LP as Collateral Manager

By:	/s/ James Keogh
	Name:	James Keogh
	Title:	Operations Manager

If a second signature is necessary:

By:
Name:
	Title:	Operations Manager

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Battalion CLO 2007-I LTD		,
as a Lender (type name of legal entity)

By: BRIGADE CAPITAL MANAGEMENT, LP as Collateral Manager

By:	/s/ James Keogh
	Name:	James Keogh
	Title:	Operations Manager

If a second signature is necessary:

By:
Name:
	Title:	Operations Manager

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Battalion CLO III LTD.		,
as a Lender (type name of legal entity)

By: BRIGADE CAPITAL MANAGEMENT, LP as Collateral Manager

By:	/s/ James Keogh
	Name:	James Keogh
	Title:	Operations Manager

If a second signature is necessary:

By:
Name:
	Title:	Operations Manager

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Battalion CLO IV Ltd.		,
as a Lender (type name of legal entity)

By: BRIGADE CAPITAL MANAGEMENT, LP as Collateral Manager

By:	/s/ James Keogh
	Name:	James Keogh
	Title:	Operations Manager

If a second signature is necessary:

By:
Name:
	Title:	Operations Manager

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Battalion CLO V Ltd.		,
as a Lender (type name of legal entity)

By: BRIGADE CAPITAL MANAGEMENT, LP as Collateral Manager

By:	/s/ James Keogh
	Name:	James Keogh
	Title:	Operations Manager

If a second signature is necessary:

By:
Name:
	Title:	Operations Manager

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Battalion CLO VI Ltd.		,
as a Lender (type name of legal entity)

By: Brigade Capital Management, LP as Collateral Manager

By:	/s/ James Keogh
	Name:	James Keogh
	Title:	Operations Manager

If a second signature is necessary:

By:
Name:
	Title:	Operations Manager

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Battalion CLO VII Ltd.		,
as a Lender (type name of legal entity)

By: Brigade Capital Management, LP as Collateral Manager

By:	/s/ James Keogh
	Name:	James Keogh
	Title:	Operations Manager

If a second signature is necessary:

By:
Name:
	Title:	Operations Manager

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

JPMC Retirement Plan Brigade Bank Loan		,
as a Lender (type name of legal entity)

BY: BRIGADE CAPITAL MANAGEMENT, LP As Investment Manager

By:	/s/ James Keogh
	Name:	James Keogh
	Title:	Operations Manager

If a second signature is necessary:

By:
Name:
	Title:	Operations Manager

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

JP Morgan Chase Retirement Plan		,
as a Lender (type name of legal entity)

BY: BRIGADE CAPITAL MANAGEMENT, LP As Investment Manager

By:	/s/ James Keogh
	Name:	James Keogh
	Title:	Operations Manager

If a second signature is necessary:

By:
Name:
	Title:	Operations Manager

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Fidelity Floating Rate High Income Fund

for Fidelity Investments Canada ULC as Trustee of Fidelity Floating Rate High Income Fund,
as a Lender

By:	/s/ Stacie M. Smith
	Name:	Stacie M. Smith
	Title:	Deputy Treasurer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Fidelity Floating Rate High Income Investment Trust

for Fidelity Investments Canada ULC as Trustee of Fidelity Floating Rate High Income Investment Trust,
as a Lender

By:	/s/ Stacie M. Smith
	Name:	Stacie M. Smith
	Title:	Deputy Treasurer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Variable Insurance Products Fund: Floating Rate High Income Portfolio,
as a Lender

By:	/s/ Stacie M. Smith
	Name:	Stacie M. Smith
	Title:	Deputy Treasurer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Advanced Series Trust-AST FI Pyramis Quantitative Portfolio

FIAM LLC as Investment Manager,
as a Lender

By:	/s/ Dana Rancourt
	Name:	Dana Rancourt
	Title:	Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

FIAM Leveraged Loan, LP

By: FIAM LLC as Investment Manager,
as a Lender

By:	/s/ Dana Rancourt
	Name:	Dana Rancourt
	Title:	Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

FIAM Floating Rate High Income Commingled Pool

By: Fidelity Institutional Asset Management Trust Company as Trustee,
as a Lender

By:	/s/ Dana Rancourt
	Name:	Dana Rancourt
	Title:	Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Fidelity Qualifying Investor Funds Plc

By: FIAM LLC as Sub Advisor
as a Lender

By:	/s/ Dana Rancourt
	Name:	Dana Rancourt
	Title:	Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Academy of Motion Picture Arts & Sciences			,
as a Lender (type name of legal entity)

By:	/s/ E. Lake Setzler III
	Name:	E. Lake Setzler III
	Title:	SVP & Controller

If a second signature is necessary:

By:	/s/ J. Richard Atwood
	Name:	J. Richard Atwood
	Title:	Managing Partner

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

FP New Income, Inc.			,
as a Lender (type name of legal entity)

By:	/s/ E. Lake Setzler III
	Name:	E. Lake Setzler III
	Title:	Treasurer

If a second signature is necessary:

By:	/s/ J. Richard Atwood
	Name:	J. Richard Atwood
	Title:	President

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Infirmary Health System, Inc.			,
as a Lender (type name of legal entity)

By:	/s/ E. Lake Setzler III
	Name:	E. Lake Setzler III
	Title:	SVP & Controller

If a second signature is necessary:

By:	/s/ J. Richard Atwood
	Name:	J. Richard Atwood
	Title:	Managing Partner

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Inova Health System Foundation			,
as a Lender (type name of legal entity)

By:	/s/ E. Lake Setzler III
	Name:	E. Lake Setzler III
	Title:	SVP & Controller

If a second signature is necessary:

By:	/s/ J. Richard Atwood
	Name:	J. Richard Atwood
	Title:	Managing Partner

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Motion Picture Industry Health Plan (Active)			,
as a Lender (type name of legal entity)

By:	/s/ E. Lake Setzler III
	Name:	E. Lake Setzler III
	Title:	SVP & Controller

If a second signature is necessary:

By:	/s/ J. Richard Atwood
	Name:	J. Richard Atwood
	Title:	Managing Partner

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Motion Picture Industry Individual Account Plan			,
as a Lender (type name of legal entity)

By:	/s/ E. Lake Setzler III
	Name:	E. Lake Setzler III
	Title:	SVP & Controller

If a second signature is necessary:

By:	/s/ J. Richard Atwood
	Name:	J. Richard Atwood
	Title:	Managing Partner

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Motion Picture Industry Pension Plan			,
as a Lender (type name of legal entity)

By:	/s/ E. Lake Setzler III
	Name:	E. Lake Setzler III
	Title:	SVP & Controller

If a second signature is necessary:

By:	/s/ J. Richard Atwood
	Name:	J. Richard Atwood
	Title:	Managing Partner

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Motion Picture Industry (Retiree)			,
as a Lender (type name of legal entity)

By:	/s/ E. Lake Setzler III
	Name:	E. Lake Setzler III
	Title:	SVP & Controller

If a second signature is necessary:

By:	/s/ J. Richard Atwood
	Name:	J. Richard Atwood
	Title:	Managing Partner

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

The Health Plan of the Upper Ohio Valley, Inc.			,
as a Lender (type name of legal entity)

By:	/s/ E. Lake Setzler III
	Name:	E. Lake Setzler III
	Title:	SVP & Controller

If a second signature is necessary:

By:	/s/ J. Richard Atwood
	Name:	J. Richard Atwood
	Title:	Managing Partner

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Screen Actors Guild Producers Health Plan.		,
as a Lender (type name of legal entity)

By:	/s/ E. Lake Setzler III
	Name:	E. Lake Setzler III
	Title:	SVP & Controller

If a second signature is necessary:

By:	/s/ J. Richard Atwood
	Name:	J. Richard Atwood
	Title:	Managing Partner

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

The Nature Conservancy		,
as a Lender (type name of legal entity)

By:	/s/ E. Lake Setzler III
	Name:	E. Lake Setzler III
	Title:	SVP & Controller

If a second signature is necessary:

By:	/s/ J. Richard Atwood
	Name:	J. Richard Atwood
	Title:	Managing Partner

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

University of Notre Dame du Lac		,
as a Lender (type name of legal entity)

By:	/s/ E. Lake Setzler III
	Name:	E. Lake Setzler III
	Title:	SVP & Controller

If a second signature is necessary:

By:	/s/ J. Richard Atwood
	Name:	J. Richard Atwood
	Title:	Managing Partner

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Blue Shield of California			,
as a Lender (type name of legal entity)

By:	/s/ Alex Guang Yu
	Name:	Alex Guang Yu
	Title:	Authorized Signatory

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Muir Woods CLO, Ltd.			,
as a Lender (type name of legal entity)

By:	/s/ Alex Guang Yu
	Name:	Alex Guang Yu
	Title:	Authorized Signatory

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Nebraska Investment Council			,
as a Lender (type name of legal entity)

By:	/s/ Alex Guang Yu
	Name:	Alex Guang Yu
	Title:	Authorized Signatory

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Franklin Floating Rate Master Trust - Franklin Floating Rate Master Series			,
as a Lender (type name of legal entity)

By:	/s/ Madeline Lam
	Name:	Madeline Lam
	Title:	Asst. Vice President

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Franklin Limited Duration Income Trust			,
as a Lender (type name of legal entity)

By:	/s/ Madeline Lam
	Name:	Madeline Lam
	Title:	Asst. Vice President

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Franklin Investors Securities Trust - Franklin Floating Rate Daily Access Fund			,
as a Lender (type name of legal entity)

By:	/s/ Madeline Lam
	Name:	Madeline Lam
	Title:	Vice President

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Franklin Templeton Series II Funds - Franklin Floating Rate II Fund			,
as a Lender (type name of legal entity)

By:	/s/ Madeline Lam
	Name:	Madeline Lam
	Title:	Asst. Vice President

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Franklin Strategic Series-Franklin Strategic Income Fund			,
as a Lender (type name of legal entity)

By:	/s/ Alex Guang Yu
	Name:	Alex Guang Yu
	Title:	Authorized Signatory

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Franklin Investors Securities Trust - Franklin Total Return Fund			,
as a Lender (type name of legal entity)

By:	/s/ Alex Guang Yu
	Name:	Alex Guang Yu
	Title:	Authorized Signatory

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Franklin Strategic Income Fund (Canada)			,
as a Lender (type name of legal entity)

By:	/s/ Alex Guang Yu
	Name:	Alex Guang Yu
	Title:	Authorized Signatory

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Franklin Templeton Variable Insurance Products Trust-Franklin Strategic Income VIP Fund			,
as a Lender (type name of legal entity)

By:	/s/ Alex Guang Yu
	Name:	Alex Guang Yu
	Title:	Authorized Signatory

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Franklin Investors Securities Trust-Franklin Real Return Fund			,
as a Lender (type name of legal entity)

By:	/s/ Alex Guang Yu
	Name:	Alex Guang Yu
	Title:	Authorized Signatory

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Franklin Investors Securities Trust-Franklin Low Duration Total Return Fund			,
as a Lender (type name of legal entity)

By:	/s/ Alex Guang Yu
	Name:	Alex Guang Yu
	Title:	Authorized Signatory

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Franklin Templeton Total Return FDP Fund of FDP Series, Inc.			,
as a Lender (type name of legal entity)

By:	/s/ Alex Guang Yu
	Name:	Alex Guang Yu
	Title:	Authorized Signatory

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Commonwealth Fixed Interest Fund 17			,
as a Lender (type name of legal entity)

By:	/s/ Alex Guang Yu
	Name:	Alex Guang Yu
	Title:	Authorized Signatory

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Met Investors Series Trust - Met/Franklin Low Duration Total Return Portfolio			,
as a Lender (type name of legal entity)

By:	/s/ Alex Guang Yu
	Name:	Alex Guang Yu
	Title:	Authorized Signatory

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Lincoln Variable Insurance Products Trust - LVIP Global Income Fund			,
as a Lender (type name of legal entity)

By:	/s/ Alex Guang Yu
	Name:	Alex Guang Yu
	Title:	Authorized Signatory

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Franklin US Floating Rate Master Fund			,
as a Lender (type name of legal entity)

By:	/s/ Alex Guang Yu
	Name:	Alex Guang Yu
	Title:	Authorized Signatory

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Franklin Templeton Series II Funds-Franklin Upper Tier Floating Rate Fund			,
as a Lender (type name of legal entity)

By:	/s/ Alex Guang Yu
	Name:	Alex Guang Yu
	Title:	Authorized Signatory

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Franklin Bissett Core Plus Bond Fund			,
as a Lender (type name of legal entity)

By:	/s/ Tom O’Gorman
	Name:	Tom O’Gorman
	Title:	SVP

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Franklin Bissett Corporate Bond Fund			,
as a Lender (type name of legal entity)

By:	/s/ Tom O’Gorman
	Name:	Tom O’Gorman
	Title:	SVP

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Franklin Bissett Canadian Short Term Bond Fund			,
as a Lender (type name of legal entity)

By:	/s/ Tom O’Gorman
	Name:	Tom O’Gorman
	Title:	SVP

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Advanced Series Trust – AST J.P. Morgan Strategic Opportunities Portfolio			,
as a Lender (type name of legal entity)

By:	/s/ William J Morgan
	Name:	William J Morgan
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

AON Hewitt Investment Consulting, Inc.			,
as a Lender (type name of legal entity)

By:	/s/ William J Morgan
	Name:	William J Morgan
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Commingled Pension Trust Fund (Floating Rate Income) of JPMorgan Chase Bank, N.A.			,
as a Lender (type name of legal entity)

By:	/s/ William J Morgan
	Name:	William J Morgan
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Commingled Pension Trust Fund (High Yield) of JPMorgan Chase Bank, N.A.			,
as a Lender (type name of legal entity)

By:	/s/ William J Morgan
	Name:	William J Morgan
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

JPMorgan Floating Rate Income Fund			,
as a Lender (type name of legal entity)

By:	/s/ William J Morgan
	Name:	William J Morgan
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

JPMorgan Global Bond Opportunities Fund			,
as a Lender (type name of legal entity)

By:	/s/ William J Morgan
	Name:	William J Morgan
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

JPMorgan Income Builder Fund			,
as a Lender (type name of legal entity)

By:	/s/ William J Morgan
	Name:	William J Morgan
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

JPMorgan Senior Secured Loan Fund Limited			,
as a Lender (type name of legal entity)

By:	/s/ William J Morgan
	Name:	William J Morgan
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

JPMorgan Short Duration High Yield Fund			,
as a Lender (type name of legal entity)

By:	/s/ William J Morgan
	Name:	William J Morgan
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

JPMorgan Strategic Income Opportunities Fund			,
as a Lender (type name of legal entity)

By:	/s/ William J Morgan
	Name:	William J Morgan
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

JPMorgan Tax Aware High Income Fund			,
as a Lender (type name of legal entity)

By:	/s/ William J Morgan
	Name:	William J Morgan
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

JPMorgan Unconstrained Debt Fund (FKA JPMorgan Multi-Sector Income Fund)			,
as a Lender (type name of legal entity)

By:	/s/ William J Morgan
	Name:	William J Morgan
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Louisiana State Employees’ Retirement System			,
as a Lender (type name of legal entity)

By:	/s/ William J Morgan
	Name:	William J Morgan
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

National Railroad Retirement Investment Trust			,
as a Lender (type name of legal entity)

By:	/s/ William J Morgan
	Name:	William J Morgan
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Pension Benefit Guaranty Corporation			,
as a Lender (type name of legal entity)

By:	/s/ William J Morgan
	Name:	William J Morgan
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Senior Secured Loan Fund, The Initial Series Trust of GIM Trust 2			,
as a Lender (type name of legal entity)

By:	/s/ William J Morgan
	Name:	William J Morgan
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Southern Ute Indian Tribe			,
as a Lender (type name of legal entity)

By:	/s/ William J Morgan
	Name:	William J Morgan
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

LCM IX Limited Partnership
By: LCM Asset Management LLC As Collateral Manager			,
as a Lender (type name of legal entity)

By:	/s/ Alexander B. Kenna
	Name:	LCM Asset Management LLC
Alexander B. Kenna
Title:

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

LCM X Limited Partnership
By: LCM Asset Management LLC As Collateral Manager			,
as a Lender (type name of legal entity)

By:	/s/ Alexander B. Kenna
	Name:	LCM Asset Management LLC
Alexander B. Kenna
Title:

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

LCM XI Limited Partnership
By: LCM Asset Management LLC As Collateral Manager			,
as a Lender (type name of legal entity)

By:	/s/ Alexander B. Kenna
	Name:	LCM Asset Management LLC
Alexander B. Kenna
Title:

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

LCM XII Limited Partnership
By: LCM Asset Management LLC As Collateral Manager			,
as a Lender (type name of legal entity)

By:	/s/ Alexander B. Kenna
	Name:	LCM Asset Management LLC
Alexander B. Kenna
Title:

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

LCM XIII Limited Partnership
By: LCM Asset Management LLC As Collateral Manager			,
as a Lender (type name of legal entity)

By:	/s/ Alexander B. Kenna
	Name:	LCM Asset Management LLC
Alexander B. Kenna
Title:

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

LCM XIV Limited Partnership
By: LCM Asset Management LLC As Collateral Manager			,
as a Lender (type name of legal entity)

By:	/s/ Alexander B. Kenna
	Name:	LCM Asset Management LLC
Alexander B. Kenna
Title:

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

LCM XV Limited Partnership
By: LCM Asset Management LLC As Collateral Manager			,
as a Lender (type name of legal entity)

By:	/s/ Alexander B. Kenna
	Name:	LCM Asset Management LLC
Alexander B. Kenna
Title:

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

LCM XVI Limited Partnership
By: LCM Asset Management LLC As Collateral Manager			,
as a Lender (type name of legal entity)

By:	/s/ Alexander B. Kenna
	Name:	LCM Asset Management LLC
Alexander B. Kenna
Title:

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

LCM XVII Limited Partnership
By: LCM Asset Management LLC As Collateral Manager			,
as a Lender (type name of legal entity)

By:	/s/ Alexander B. Kenna
	Name:	LCM Asset Management LLC
Alexander B. Kenna
Title:

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

LCM XVIII Limited Partnership
By: LCM Asset Management LLC As Collateral Manager			,
as a Lender (type name of legal entity)

By:	/s/ Alexander B. Kenna
	Name:	LCM Asset Management LLC
Alexander B. Kenna
Title:

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

LCM XIX Limited Partnership
By: LCM Asset Management LLC As Collateral Manager			,
as a Lender (type name of legal entity)

By:	/s/ Alexander B. Kenna
	Name:	LCM Asset Management LLC
Alexander B. Kenna
Title:

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

LCM XX Limited Partnership
By: LCM Asset Management LLC As Collateral
Manager			,
as a Lender (type name of legal entity)

By:	/s/ Alexander B. Kenna
	Name:	LCM Asset Management LLC
Alexander B. Kenna
Title:

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Loomis Sayles Credit Opportunities Fund			,
as a Lender (type name of legal entity)

By: Loomis, Sayles & Company, L.P., Its Investment Manager

By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

If a second signature is necessary:

By:
Name:
	Title:	Vice President, Legal and Compliance Analyst

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Loomis Sayles Senior Floating Rate & Fixed Income Fund			,
as a Lender (type name of legal entity)

By: Loomis, Sayles & Company, L.P., Its Investment Manager

By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

If a second signature is necessary:

By:
Name:
	Title:	Vice President, Legal and Compliance Analyst

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Loomis Sayles Senior Floating Rate Loan Fund			,
as a Lender (type name of legal entity)

By: Loomis, Sayles & Company, L.P., Its Investment Manager

By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

If a second signature is necessary:

By:
Name:
	Title:	Vice President, Legal and Compliance Analyst

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

NHIT: Senior Floating Rate and Fixed Income			,
as a Lender (type name of legal entity)

By: Loomis, Sayles & Company, L.P., Its Trustee

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

If a second signature is necessary:

By:
Name:
	Title:	Vice President, Legal and Compliance Analyst

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

The Loomis Sayles Senior Loan Fund, LLC			,
as a Lender (type name of legal entity)

By: Loomis, Sayles & Company, L.P., Its Managing Member

By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

If a second signature is necessary:

By:
Name:
	Title:	Vice President, Legal and Compliance Analyst

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Venture VII CDO Limited			,
as a Lender (type name of legal entity)

By: its investment advisor, MJX Asset Management, LLC

By:	/s/ Atha Baugh
	Name:	Atha Baugh
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
	Title:	Managing Director

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Venture VIII CDO Limited			,
as a Lender (type name of legal entity)

By: its investment advisor, MJX Asset Management, LLC

By:	/s/ Atha Baugh
	Name:	Atha Baugh
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
	Title:	Managing Director

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

VENTURE XIV CLO, Limited			,
as a Lender (type name of legal entity)

By: its investment advisor

MJX Asset Management LLC

By:	/s/ Atha Baugh
	Name:	Atha Baugh
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
	Title:	Managing Director

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

VENTURE XV CLO, Limited			,
as a Lender (type name of legal entity)

By: its investment advisor

MJX Asset Management LLC

By:	/s/ Atha Baugh
	Name:	Atha Baugh
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
	Title:	Managing Director

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

VENTURE XVI CLO, Limited			,
as a Lender (type name of legal entity)

By: its investment advisor

MJX Asset Management LLC

By:	/s/ Atha Baugh
	Name:	Atha Baugh
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
	Title:	Managing Director

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Venture XXIII CLO, Limited			,
as a Lender (type name of legal entity)

By: its investment advisor MJX Asset Management LLC

By:	/s/ Atha Baugh
	Name:	Atha Baugh
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
	Title:	Managing Director

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

OCP CLO 2012-2, Ltd.
By: Onex Credit Partners, LLC, as Collateral Manager			,
as a Lender

By:	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Portfolio Manager

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

OCP CLO 2013-3, Ltd.
By: Onex Credit Partners, LLC, as Portfolio Manager			,
as a Lender

By:	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Portfolio Manager

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

OCP CLO 2013-4, Ltd.
By: Onex Credit Partners, LLC, as Portfolio Manager			,
as a Lender

By:	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Portfolio Manager

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

OCP CLO 2014-5, Ltd.
By: Onex Credit Partners, LLC, as Portfolio Manager			,
as a Lender

By:	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Portfolio Manager

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

OCP CLO 2014-6, Ltd.
By: Onex Credit Partners, LLC, as Portfolio Manager			,
as a Lender

By:	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Portfolio Manager

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

OCP CLO 2015-8, Ltd.
By: Onex Credit Partners, LLC, as Portfolio Manager			,
as a Lender

By:	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Portfolio Manager

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

OCP CLO 2015-9, Ltd.
By: Onex Credit Partners, LLC, as Portfolio Manager			,
as a Lender

By:	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Portfolio Manager

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

OCP CLO 2015-10, Ltd.
By: Onex Credit Partners, LLC, as Portfolio Manager			,
as a Lender

By:	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Portfolio Manager

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Onex Senior Credit Fund, L.P.
By: Onex Credit Partners, LLC, its investment manager			,
as a Lender

By:	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Portfolio Manager

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Onex Senior Credit II, LP
By: Onex Credit Partners, LLC, its investment manager			,
as a Lender

By:	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Portfolio Manager

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Oppenheimer Fundamental Alternatives Fund, as a Lender

By:	/s/ Sherry Settle
	Name:	Sherry Settle
	Title:	VP

Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Oppenheimer Master Loan Fund, LLC., as a Lender

By:	/s/ Sherry Settle
	Name:	Sherry Settle
	Title:	VP

Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Oppenheimer Senior Floating Rate Plus Fund, as a Lender

By:	/s/ Sherry Settle
	Name:	Sherry Settle
	Title:	VP

Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Catlin Underwriting Agencies LTD, as a Lender

By:	/s/ Sherry Settle
	Name:	Sherry Settle
	Title:	VP

Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Oppenheimer Senior Floating Rate Fund, as a Lender

By:	/s/ Sherry Settle
	Name:	Sherry Settle
	Title:	VP

Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Catlin RE Switzerland LTD, as a Lender

By:	/s/ Sherry Settle
	Name:	Sherry Settle
	Title:	VP

Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Fire and Police Pension Fund, San Antonio			,
as a Lender (type name of legal entity)

BY: PineBridge Investments LLC Its Investment Manager

By:	/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
	Title:	Managing Director

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Galaxy XIX CLO, Ltd.		,
as a Lender (type name of legal entity)

BY: PineBridge Investments LLC, as Collateral Manager

By:	/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
	Title:	Managing Director

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Galaxy XX CLO, Ltd.		,
as a Lender (type name of legal entity)

BY: PineBridge Investments LLC, as Collateral Manager

By:	/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
	Title:	Managing Director

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

PineBridge Senior Secured Loan Fund Ltd.			,
as a Lender (type name of legal entity)

BY: PineBridge Investments LLC Its Investment Manager

By:	/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
	Title:	Managing Director

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Stichting Blue Sky Active Fixed Income US
Leveraged Loan Fund			,
as a Lender (type name of legal entity)

By:	PineBridge Investments LLC

Its Investment Manager

By:	/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
	Title:	Managing Director

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Sound Point CLO IV, Ltd		,
as a Lender (type name of legal entity)

BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

If a second signature is necessary:

By:
Name:
	Title:	CLO Operations Associate

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Sound Point CLO IX, Ltd.		,
as a Lender (type name of legal entity)

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

If a second signature is necessary:

By:
Name:
	Title:	CLO Operations Associate

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Sound Point CLO V, Ltd.		,
as a Lender (type name of legal entity)

BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

If a second signature is necessary:

By:
Name:
	Title:	CLO Operations Associate

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

ACE American Insurance Company		,
as a Lender (type name of legal entity)

BY: T. Rowe Price Associates, Inc. as investment advisor

By:	/s/ Brian Burns
	Name:	Brian Burns
	Title:	Vice President

If a second signature is necessary:

By:
Name:
	Title:	Vice President

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

T. Rowe Price Floating Rate Fund, Inc.		,
as a Lender (type name of legal entity)

By:	/s/ Brian Burns
	Name:	Brian Burns
	Title:	Vice President

If a second signature is necessary:

By:
Name:
	Title:	Vice President

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

T. Rowe Price Floating Rate Multi-Sector Account Portfolio		,
as a Lender (type name of legal entity)

By:	/s/ Brian Burns
	Name:	Brian Burns
	Title:	Vice President

If a second signature is necessary:

By:
Name:
	Title:	Vice President

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

T. Rowe Price Institutional Floating Rate Fund		,
as a Lender (type name of legal entity)

By:	/s/ Brian Burns
	Name:	Brian Burns
	Title:	Vice President

If a second signature is necessary:

By:
Name:
	Title:	Vice President

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

TELOS CLO 2013-3, Ltd.		,
By: Telos Asset Management LLC as Servicer

By:	/s/ Jonathan Tepper
	Name:	Jonathan Tepper
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

TELOS CLO 2013-4, Ltd.		,
By: Telos Asset Management LLC as Servicer

By:	/s/ Jonathan Tepper
	Name:	Jonathan Tepper
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

TELOS CLO 2014-5, Ltd.		,
By: Telos Asset Management LLC as Servicer

By:	/s/ Jonathan Tepper
	Name:	Jonathan Tepper
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

TELOS CLO 2014-6, Ltd.		,
By: Telos Asset Management LLC as Servicer

By:	/s/ Jonathan Tepper
	Name:	Jonathan Tepper
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

TELOS COF I, LLC		,
By: Telos Asset Management LLC as Servicer

By:	/s/ Jonathan Tepper
	Name:	Jonathan Tepper
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Thornburg Strategic Income Fund,
as a Lender (type name of legal entity)

By:	/s/ Jason Brady
	Name:	Jason Brady
	Title:	CEO, PM, MD

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Arlington County Employees’ Retirement System,
as a Lender (type name of legal entity)

By:	/s/ Jason Brady
	Name:	Jason Brady
	Title:	CEO, PM, MD

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Delaware Public Employees’ Retirement System,
as a Lender (type name of legal entity)

By:	/s/ Jason Brady
	Name:	Jason Brady
	Title:	CEO, PM, MD

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Catamaran CLO 2012-1 Ltd.			,
as a Lender (type name of legal entity)

By:	Trimaran Advisors, L.L.C.

By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
	Title:	Authorized Signatory

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Catamaran CLO 2013-1 Ltd.			,
as a Lender (type name of legal entity)

By: Trimaran Advisors, L.L.C.

By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
	Title:	Authorized Signatory

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Catamaran CLO 2014-1 Ltd.			,
as a Lender (type name of legal entity)

By: Trimaran Advisors, L.L.C.

By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
	Title:	Authorized Signatory

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Catamaran CLO 2014-2 Ltd.			,
as a Lender (type name of legal entity)

By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
	Title:	Authorized Signatory

[Signature Page to OCI Beaumont LLC - Amendment No. 6]

Katonah 2007-I CLO Ltd.			,
as a Lender (type name of legal entity)

By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
	Title:	Authorized Signatory

[Signature Page to OCI Beaumont LLC - Amendment No. 6]